LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED AUGUST 22, 2018

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED MARCH 1, 2018, OF

CLEARBRIDGE SMALL CAP GROWTH FUND

The following supplements and, to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus, Prospectus and Statement of Additional Information, as supplemented:

As of August 22, 2018, the fund is open for purchases and incoming exchanges only by existing fund shareholders and the categories of investors described below.

The fund is open to the following categories of investors:

•

Existing shareholders as of September 30, 2013 who presently hold fund shares (i) in their own name or (ii) as the beneficial owner, in cases where their shares are held of record in another’s name, such as their Service Agent;

•	Any new or existing clients of registered investment advisers that make fund shares available through existing arrangements with the fund’s distributor;

•	Any new or existing investors in fee based advisory or mutual fund “wrap” programs;

•

Asset allocation-based investment programs, including college savings vehicles such as Section 529 plans and investment companies that allocate a portion of their investments among other mutual funds; and

•	Any new or existing investors in Retirement Plans and Other Retirement Plans, as described in the Prospectus.

Investors who hold shares of other funds sold by the fund’s distributor are not permitted to open new accounts in the fund, nor are they permitted to acquire shares of the fund by exchange, unless they qualify for one of the exceptions outlined above.

Fund distributions will continue to be automatically reinvested in shares of the same class of the fund that you own, or under certain circumstances in shares of another fund, subject to the terms set forth in the Prospectus, unless you have elected to receive cash.

The fund reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect the portfolio managers’ ability to manage the portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect the portfolio managers’ ability to manage the portfolio; and (iii) close and re-open to new or existing shareholders at any time.

Please retain this supplement for future reference.

CBAX471262